Exhibit 99.1
Lorain National Bank A Community Bank of Scale September 7, 2010 NASDAQ: LNBB

Forward Looking Statements This presentation contains forward-looking statements relating to the financial condition, results of operations and business of LNB Bancorp, Inc., including certain plans, expectations, goals and statements which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those indicated by such statements for a variety of reasons. Among the important factors that could cause actual results to differ materially from those indicated are movements in interest rates, changes in the mix of the Company's business, competitive pressures, changes in general economic conditions, the nature, extent and timing of governmental actions and reforms and the risk factors detailed in the Company's 2009 Annual Report on Form 10-K and subsequent current and periodic reports and registration statements filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are based on information available as of the date hereof. LNB Bancorp, Inc. undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation. 2

Company Overview (LNBB: NASDAQ) Community bank of scale with 20 banking offices and headquarters in Lorain, Ohio. Serving the northeast Ohio market. Founded in 1905 - we consider LNB to be the only community bank of scale headquartered in northeast Ohio. Deep and experienced management team, with both strong regional and community bank experience and non bank expertise. Strong core earnings base with consistent growth trends. Diverse Fee Income revenue stream: Service charges Trust Mortgage Loans Indirect Loans Unique high quality multi-state Indirect Auto Business. Aggressive management of credit quality challenges in a difficult economic environment. 3

4 Prior to 2005, LNB was almost exclusively Lorain County- focused with a primary emphasis in CRE 16 full-service banking offices

1. Continue to invest and grow in Lorain County Build a strong, experienced management team Restructure distribution system Grow core funding Improve Retail product offerings 5 In 2005, executive management and the Board of Directors developed a new strategic direction 2. Expand geographically and build product capabilities Open LPOs to better serve broader NE OH market Develop a suite of Treasury Management products Restructure commercial delivery Enhance credit capabilities- especially C&I expertise

3. Look for opportunistic acquisitions Morgan Bank- headquartered in Hudson, an affluent southeast Cleveland suburb, providing a platform to expand. #1 market share in Hudson -- and growing! Integrated high quality indirect auto loan business 6 In 2005, executive management and the Board of Directors developed a new strategic direction

Years in Banking Experience Years with LNBB Daniel E. Klimas 25 Key Bank, Huntington 5 (CEO) McKinsey & Co. Gary J. Elek 28 First Merit, A. Schulman 1 (CFO) Frank A. Soltis 39 Lake City Bank, First Chicago 5 (CIO) N. Illinois Financial John D. Simacek 38 Fifth Third, Third Federal Savings 4 (Retail) Strongsville Savings Bank David S. Harnett 35 Fifth Third, National City 3 (Chief Credit Officer) Kevin W. Nelson 24 First Merit, United Bank-Canton, 8 (Indirect Lending) Bank First National Peter R. Catanese 32 Key Bank, Premier Bank & Trust , 5 (Marketing)Charter One Bank Robert Heinrich 30 Key Bank, Federal Reserve, 7 (Risk Mgmt.) Century Fed. Credit Union Mary E. Miles 5 Tire Centers Inc., 5 (Human Resources) Miles Consulting 7 The initial strategic initiative was to build a strong, experienced management team. Continue to Invest & Grow in Lorain County

8 Full-Service branch locations: 15 2 New branch locations in growth areas: North Ridgeville & Elyria (*) Closed 3 lower-performing offices in: Lorain & Elyria (red) -- West Park -- Cleveland St. -- Kansas Ave. The Retail distribution system was enhanced to focus on higher growth Lorain County markets. * * N. Ridgeville Continue to Invest & Grow in Lorain County

Deposit Market Share Lorain County OH 9 Lorain County provides strong, inexpensive core funding for the bank. LNB surpassed the long term historical market share leader in 2009 (without any benefit from acquisitions). % Source: FDIC data Continue to Invest & Grow in Lorain County

10 We opened Commercial LPOs to broaden our commercial banking geographic reach. LPOs added in: Independence (1) Avon (2) 1 2 Expand Geographically and Build Product Capabilities

11 We significantly enhanced our commercial banking capabilities to support C&I lending and a broader geographic reach. Commercial Banking Improvements Treasury Management capabilities enhanced: Sweep product Remote check capture Lockbox Developed Sales Executive & Portfolio Manager structure to enhance sales & credit capabilities. 70% of new commercial business now generated outside of Lorain County. Expand Geographically and Build Product Capabilities

12 LNB acquired Morgan Bank in 2007 Morgan Bank was started in 1990 One branch office with deposits of $113 million Located in Hudson, Ohio (Summit County) Population : 23,072* Median HH Income: $99,186 (One of the highest in the state)* 875 businesses operate in the City* Look for Opportunistic Acquisitions *Source: Ohio Dept. of Development

Deposit Market Share Hudson, Ohio 13 # 1 City Share The LNB Management Team is experienced in post merger integration. Deposit share at Morgan Bank has increased steadily since the 2007 acquisition. Source: FDIC data % Look for Opportunistic Acquisitions

Indirect Auto Business 15 years of experience Originates through dealers in: Ohio, Kentucky, Tennessee, Georgia, Indiana Average credit score of 772 2010 Plan is to generate $122 million in assets. 14 The Indirect Auto business provides high quality assets to LNB's balance sheet and generates fee income through sales of these assets to other community banks. Look for Opportunistic Acquisitions

Indirect Auto Business 15 The Indirect loan portfolio is distributed across multiple geographies. Look for Opportunistic Acquisitions The Indirect auto portfolio is composed of high quality credit scores averaging 772.

16 The Indirect Auto portfolio has had consistently low delinquencies. (CHART) Look for Opportunistic Acquisitions (CHART) Charge-offs in the Indirect portfolio have also been quite manageable. Indirect Portfolio Delinquency Trend (30 days +)

Average Assets Millions$ 17 LNB has continued to grow its franchise in this difficult environment. 5 yr. CAGR= 10.7% Balance Sheet & Profitability Pre-Provision Core Earnings* Millions$ ....and the core earnings of the company have shown steady growth in recent years. Efficiency Improvements Strong Fundamentals Morgan Bank acquisition Realizing strategy returns *Pre Provision Core Earnings= Income before tax expense, adjusted to exclude the impact of the provision for loan losses. See the "Reconciliation " table at the end of this presentation.

Pre-Provision Core Earnings to Assets 18 These core earnings improvements place LNB in good position relative to its peer group. Balance Sheet & Profitability (CHART)

Operating Expense to Assets 19 A strong focus on expenses has provided additional impetus to core earnings. Balance Sheet & Profitability

20 Total Loan Portfolio $790 million (as of June 30, 2010) LNB has a diverse overall loan portfolio with a 55/45% split between commercial and consumer. (56%) (16%) Loan Portfolio Composition

21 Commercial Loan Portfolio $440 million (as of June 30, 2010) The commercial portfolio continues to have a significant emphasis on CRE. (65%) Loan Portfolio Composition

22 Commercial Real Estate $284.9 million (as of June 30, 2010) A majority of CRE loans are owner-occupied and look to cash flow to service debt vs. rent payments. Loan Portfolio Composition (CHART) 8% 6%

Non-Performing Loans to Total Loans 23 NPLs remain higher than our peers, though NPL growth has slowed considerably... % Credit Quality Profile Net Loan Losses to Avg. Total Loans ....and loan losses have performed in line with peer banks. (CHART) (CHART) Peer Group: BHCPR- assets $1-3 billion

24 Reserve Building Provision for Loan Losses $000's LNB has aggressively built reserves to address the deterioration in the loan portfolio. Credit Quality Profile

25 Tier 1 Capital Tier 1 Capital is solidly above the "well capitalized" level. 5% "well capitalized" level Capital Position Total Risk-based Capital 10% "well capitalized" level Tangible Common Equity Ratio

LNBB -- Long Term Potential Only "Community Bank of Scale" headquartered in Northeast Ohio Flexibility Responsiveness Speed Focus on core banking capabilities Strong Fee Income Service charges Trust Fees Mortgage Lending Unique high quality indirect auto business Expanding outside Ohio Strong core earnings base and growth trends 26